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                                                                    EXHIBIT 21.1




                  THE DUN & BRADSTREET CORPORATION SUBSIDIARIES




COMPANY NAME                                                      JURISDICTION OF CREATION
------------                                                      ------------------------
AB Svensk Handelstidning Justitia                                 Sweden
Alpha Mi A.E.                                                     Greece
Bilans Service SNC (France)                                       France
Binney's Gazette Ltd.                                             Ireland
Business On-Line Co., Ltd. ("BOL")                                Thailand
Business Ratios Ltd.                                              England
Call Credit Ltd.                                                  England
Callbiz (Singapore) Pte. Ltd.                                     Singapore
Campbells Consumer Enquiries Pty. Ltd                             South Africa
Cedac Srl                                                         Italy
Corinthian Holdings, Inc.                                         Delaware
Corinthian Leasing Corporation                                    Delaware
Credit Bureau (Singapore) Pte. Ltd.                               Singapore
Credit Information Bureau (India) Limited                         India
Credit Information Services, Limited                              South Africa
Credit Information Services, Limited (CIS)                        Hong Kong
Credit Skills & Management (Pty) Ltd.                             South Africa
D & B Group Ltd.                                                  Delaware
D&B Acquisition Corp.                                             Delaware
D&B APLA Technology Pty Ltd.                                      Australia
D&B Espana S.A.                                                   Spain
D&B Europe Ltd.                                                   England
D&B Group Holdings (UK) Ltd.                                      England
D&B Holdings (UK)                                                 England
D&B Information Services (M) Sdn. Bhd.                            Malaysia
D&B International Consultant (Shanghai) Co. Ltd.                  Peoples Republic of China
D&B Unterstuzungskasse GmbH                                       Germany
D&B Investors, LP                                                 Delaware
D&B Property Holdings, Inc                                        Delaware
Datahouse Spa                                                     Italy
Dataquest Europe Ltd.                                             England
DB Soliditet AB                                                   Sweden
DBIC Holdings Pte. Ltd. (Singapore)                               Singapore
DBS Medium Systems Ireland (Ireland)                              Ireland
DBS Moyens Systems S.A. (France)                                  France
Delfin Securities (Pty) Ltd. (South Africa) / ITC BA              South Africa
DistressDebt Corporation                                          Delaware
Dun & Bradstreet Belgium NV/SA                                    Belgium
Dun & Bradstreet (HK) Limited                                     Hong Kong
Dun & Bradstreet (Israel) Ltd.                                    Israel
Dun & Bradstreet (NMR) Limited                                    England
Dun & Bradstreet (SCS) B.V.                                       Netherlands
Dun & Bradstreet (Singapore) Pte. Ltd.                            Singapore
Dun & Bradstreet (Switzerland) AG                                 Switzerland/Delaware
Dun & Bradstreet (U.K.) Pension Plan Trustee Company Ltd.         England
Dun & Bradstreet B.V.                                             Netherlands

                  THE DUN & BRADSTREET CORPORATION SUBSIDIARIES




COMPANY NAME                                                                      JURISDICTION OF CREATION
------------                                                                      ------------------------
Dun & Bradstreet C.A.                                                             Venezuela
Dun & Bradstreet C.I.S.                                                           Russia
Dun & Bradstreet Canada B.V.                                                      Netherlands
Dun & Bradstreet Canada Holding, Ltd                                              Canada
Dun & Bradstreet Computer Leasing, Inc.                                           Delaware
Dun & Bradstreet Credit Control, Ltd.                                             Delaware
Dun & Bradstreet Credit Reporting (Israel)                                        Israel
Dun & Bradstreet Danmark Holding A/S                                              Denmark
Dun & Bradstreet de Mexico, S.A. de C.V.                                          Mexico
Dun & Bradstreet Denmark A/S (Denmark)                                            Denmark
Dun & Bradstreet Deutschland GmbH                                                 Germany/Delaware
Dun & Bradstreet Do Brasil, Ltda.                                                 Brazil/Delaware
Dun & Bradstreet Ekonomiforlaget AB                                               Sweden
Dun & Bradstreet Europe, Ltd.                                                     Delaware
Dun & Bradstreet Finance, Ltd.                                                    England
Dun & Bradstreet Finland OY                                                       Finland
Dun & Bradstreet France S.C.S.                                                    France
Dun & Bradstreet Holding Norway A/S                                               Norway
Dun & Bradstreet Holdings B.V.                                                    Netherlands
Dun & Bradstreet Holdings-France, Inc.                                            Delaware
Dun & Bradstreet Hungaria Informacio Szolgaltato Korlatolt                        Hungary
  Felelosegu Tarasag
Dun & Bradstreet, Inc.                                                            Delaware
Dun & Bradstreet Information Services Ges.mbH                                     Austria
Dun & Bradstreet Information Services India Pvt. Ltd.                             India
Dun & Bradstreet International, Ltd.                                              Delaware
Dun & Bradstreet Japan Ltd.                                                       Japan
Dun & Bradstreet Limited                                                          Ireland
Dun & Bradstreet Limited                                                          England
Dun & Bradstreet Ltda.                                                            Chile
Dun & Bradstreet Management S.A.S.                                                France
Dun & Bradstreet Marketing Services N.V.-S.A.                                     Belgium
Dun & Bradstreet Nordic AB                                                        Sweden
Dun & Bradstreet Poland sp. zo.o.                                                 Poland
Dun & Bradstreet Portugal, Ltda.                                                  Portugal
Dun & Bradstreet Properties Ltd.                                                  England
Dun & Bradstreet Property Investments Ltd.                                        England
Dun & Bradstreet S.A.                                                             Argentina
Dun & Bradstreet S.A.                                                             Peru
Dun & Bradstreet S.A.                                                             Uruguay
Dun & Bradstreet S.A. Sociedad Sociedad de Informacion                            Mexico
  Crediticia
Dun & Bradstreet S.p.A.                                                           Italy
Dun & Bradstreet Servicios De Consultadoria E Apoio a Gestao De                   Portugal
  Contas Correntes, Lda.
Dun & Bradstreet Software Services Australia Holdings Pty. Ltd.                   Australia

                  THE DUN & BRADSTREET CORPORATION SUBSIDIARIES




COMPANY NAME                                                                        JURISDICTION OF CREATION
------------                                                                        ------------------------
Dun & Bradstreet Software Services Iberica S.A.                                     Spain
Dun & Bradstreet Software Services International, Inc.                              Georgia
Dun & Bradstreet spol s. r. o.                                                      Czech Republic
Dun & Bradstreet Sverige AB                                                         Sweden
Dun & Bradstreet Teleupdate Center GmbH                                             Germany
Dun & Bradstreet Ventures, Inc.                                                     Delaware
DunBrad, Inc                                                                        Delaware
Duns Investing Corporation                                                          Delaware
Duns Investing VII Corporation                                                      Delaware
Duns Investing VIII Corporation                                                     Delaware
Duns Investing IX Corporation                                                       Delaware
Dunsgate Limited                                                                    England
DunsNet, LLC                                                                        Delaware
Eastvaal Credit Bureau (Pty) Ltd.                                                   South Africa
Elevation Melbourne Pty. Ltd.                                                       Australia
Enniscale Holdings Ltd.                                                             England
Fillupar Leasing Partnership                                                        Delaware
Greyling's Credit Control (Pty) Ltd. (South Africa)                                 South Africa
Harris Infosource International, Inc.                                               Ohio
Ifico-Buergel AG                                                                    Switzerland
Infocredit D&B (Singapore) Pte. Ltd.                                                Singapore
Infocredit D&B Malasia Sdn. Bhd.                                                    Malaysia
Information Trust Corporation (Pty.) Ltd.                                           South Africa
IRM Kabushiki Kaisha (Japan)                                                        Japan
Italservice Spa                                                                     Italy
Italservice Srl                                                                     Italy
ITC Botswana (Pty) Ltd. (South Africa)                                              South Africa
ITC Namibia (Pty) Ltd.                                                              South Africa
ITC Swaziland (Pty) Ltd. (South Africa)                                             South Africa
ITC-Vision (Pty.) Ltd.                                                              South Africa
Kosmos Business Information Limited                                                 England
Live Capital, Inc.                                                                  California
McCormack & Dodge (Argentina)                                                       Argentina
McCormack & Dodge Mexico (Mexico)                                                   Mexico
Miami International Limited                                                         England
Microband of Virginia, Inc.                                                         Virginia
Milano Data Entry Srl                                                               Italy
MostMetals.com Limited                                                              England
MSA Do Brasil Sistemas E Metados Ltda.                                              Brazil
N.V. Dun & Bradstreet-Eurinform S.A.                                                Delaware
Open Ratings, Inc.                                                                  Massachusetts
Palmetto Assurance Ltd.                                                             Bermuda
Pintos Global Services Limited                                                      England
Prosistemi Srl                                                                      Italy
RIBES Spa                                                                           Italy

                  THE DUN & BRADSTREET CORPORATION SUBSIDIARIES




COMPANY NAME                                                                         JURISDICTION OF CREATION
------------                                                                         ------------------------
Sicev-Societa Italiana Consulenze e Valutazioni S.p.A.                               Italy
Stubbs (Ireland) Ltd.                                                                England
Stubbs' Directories Ltd.                                                             England
Stubbs' Ltd.                                                                         England
The D&B Companies of Canada Ltd.                                                     Canada
The Dun & Bradstreet Corporation Foundation (non-profit)                             Delaware
threeW.net plc                                                                       England
Trade Reach Limited                                                                  England
Veri-Cheque (Pty.) Ltd.                                                              South Africa
Who Owns Whom Ltd.                                                                   England




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